UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2012
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Biostem U.S. Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Nevada	333-158560	80-0324801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13555 Automobile and Umberton Road, Suite 110 Clearwater, FL 33762
 (Address of Principal Executive Offices) (Zip Code)

(727) 446-5000
(Registrant’s Telephone Number, Including Area Code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation.

Effective November 5, 2012 (the “Record Date”), the Company filed a Certificate of Change with the State of Nevada to effectuate a 1-for-1,000 reverse stock split of its authorized and issued and outstanding common stock.

Item 8.01. Other Events.

Effective November 5, 2012 (the “Record Date”), the Company undertook a 1-for-1,000 reverse stock split of its authorized and issued and outstanding common stock, rounding up any fractional shares resulting from the split. Immediately prior to the Record Date there were 600,000,000 shares of common stock authorized and 273,365,856 issued and outstanding. Immediately after the Record Date and the reverse stock split there were 600,000 shares of common stock authorized and 273,366 issued.

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1           Certificate of Change filed with the State of Nevada

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2012	Biostem U.S. Corporation

	By:	/s/ Dwight C. Brunoehler
Dwight C. Brunoehler, Chief Executive Officer

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